Taxation	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Taxation
Taxation

Income taxes consist of the following:

	Successor	Predecessor
(In $ millions)	Period from July 2, 2018 through December 31, 2018	Period from January 1, 2018 through July 1, 2018	Year ended December 31, 2017	Year ended December 31, 2016
Current tax expense:
Bermuda	—	—	—	—
Foreign	30	34	56	151
Deferred tax expense:
Bermuda	—	—	—	—
Foreign	(22)	(4)	10	48
Total tax expense	8	30	66	199
Effective tax rate	(1.3)%	(0.8)%	(2.2)%	452.3%

The effective tax rate for the period from July 2, 2018 through December 31, 2018 (Successor) and the period from January 1, 2018 through July 1, 2018 (Predecessor) was (1.3)% and (0.8)% respectively. For the years ended December 31, 2017 (Predecessor) and December 31, 2016 (Predecessor) the rate was (2.2)% and 452.3%.

The rate reflects no tax relief on the majority of the following items within the Statement of Operations, due to these items largely falling within the zero tax rate Bermudan companies:

	Successor	Predecessor
(In $ millions)	Period from July 2, 2018 through December 31, 2018	Period from January 1, 2018 through July 1, 2018	Year ended December 31, 2017	Year ended December 31, 2016
Loss on marketable securities	(64)	(3)	—	—
(Loss)/gain on derivative financial instruments	(31)	(4)	11	(74)
Reorganization items, net	(9)	(3,365)	(1,337)	—
Loss on impairment of investments	—	—	(841)	(895)
Loss on disposals	—	—	(245)	—

There was additionally no tax relief on the $696 million impairment of newbuildings recognized within 'Impairment of long lived assets' on the Statement of Operations in the year ended December 31, 2017 (Predecessor).

We are incorporated in Bermuda, where a tax exemption has been granted until 2035. Other jurisdictions in which we and our subsidiaries operate are taxable based on rig operations. A loss in one jurisdiction may not be offset against taxable income in another jurisdiction. Thus, we may pay tax within some jurisdictions even though it might have losses in others.

The income taxes for the period from July 2, 2018 through December 31, 2018 (Successor), the period from January 1, 2018 through July 1, 2018 (Predecessor) and the years ended December 31, 2017 (Predecessor) and 2016 (Predecessor) differed from the amount computed by applying the Bermudan statutory income tax rate of 0% as follows:

	Successor	Predecessor
(In $ millions)	Period from July 2, 2018 through December 31, 2018	Period from January 1, 2018 through July 1, 2018	Year ended December 31, 2017	Year ended December 31, 2016
Income taxes at statutory rate	—	—	—	—
Effect of change on uncertain tax positions relating to prior year	49	12	(5)	28
Effect of unremitted earnings of subsidiaries	(10)	—	3	(4)
Effect of taxable income in various countries	(31)	18	68	175
Total tax expense	8	30	66	199

During the year ended December 31, 2015, we reviewed our assertion of indefinite reinvestment of unremitted earnings of subsidiaries and determined that we no longer consider such earnings to be indefinitely reinvested. As at December 31, 2018 (Successor) we have recognized a deferred tax liability balance of $27 million (December 31, 2017 (Predecessor): $37 million).

Deferred income taxes

Deferred income taxes reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. The net deferred tax assets/(liabilities) consist of the following:

Deferred tax assets:

	Successor	Predecessor
(In $ millions)	December 31, 2018	December 31, 2017
Pensions and stock options	4	4
Provisions	28	49
Net operating losses carried forward	263	255
Other	—	—
Gross deferred tax assets	295	308
Valuation allowance	(254)	(230)
Deferred tax assets, net of valuation allowance	41	78

Deferred tax liabilities:

	Successor	Predecessor
(In $ millions)	December 31, 2018	December 31, 2017
Property, plant and equipment	49	138
Unremitted Earnings of Subsidiaries	27	37
Intangibles	34	—
Gross deferred tax liabilities	110	175
Net deferred tax (liability)/asset	(69)	(97)

As at December 31, 2018 (Successor), deferred tax assets related to net operating loss (“NOL”) carry forwards was $263 million (December 31, 2017 (Predecessor): $255 million), which can be used to offset future taxable income. NOL carry forwards which were generated in various jurisdictions, include $257 million (December 31, 2017 (Predecessor): $248 million) that will not expire and $6 million (December 31, 2017 (Predecessor): $7 million) that will expire between 2018 and 2037 if unutilized.

As at December 31, 2018 (Successor), deferred tax liability related to intangibles from the application of fresh start accounting was $34 million (December 31, 2017: nil).

We establish a valuation allowance for deferred tax assets when it is more likely than not that the benefit from the deferred tax asset will not be realized. The amount of deferred tax assets considered realizable could increase or decrease in the near-term if our estimates of future taxable income change. Our valuation allowance consists of $242 million on NOL carry forwards as at December 31, 2018 (Successor) (December 31, 2017 (Predecessor): $216 million).

Uncertain tax positions

As at December 31, 2018 (Successor), we had uncertain tax positions of $132 million excluding interest and penalties of $26 million, of which $1 million was included in other current liabilities and $73 million was included in other non-current liabilities, and $58 million was presented as a reduction of deferred tax assets. The changes to our uncertain tax positions were as follows:

	Successor	Predecessor
(In $ millions)	Period from July 2, 2018 through December 31, 2018	Period from January 1, 2018 through July 1, 2018	Year ended December 31, 2017	Year ended December 31, 2016
Balance at the beginning of the period	61	55	44	9
Increases as a result of positions taken in prior periods	69	7	23	35
Increases as a result of positions taken during the current period	18	1	—	2
Decreases as a result of positions taken in prior periods	(9)	(2)	(9)	(2)
Decreases as a result of positions taken in the current period	—	—	—	—
Decreases due to settlements	(7)	—	(3)	—
Balance at the end of the period	132	61	55	44

Accrued interest and penalties totalled $26 million and $12 million as of December 31, 2018 (Successor) and December 31, 2017 (Predecessor) respectively and were included in "Other liabilities" on our Consolidated Balance Sheet. We recognized expenses of $11 million and $3 million during the period from July 2, 2018 through December 31, 2018 (Successor) and the period from January 1, 2018 through July 1, 2018 (Predecessor), respectively ($10 million expense recognized in the year ended December 31, 2017 (Predecessor) and $2 million in the year ended December 31, 2016 (Predecessor)), related to interest and penalties for unrecognized tax benefits on the income tax expense line in the accompanying Consolidated Statement of Operations.

As of December 31, 2018 (Successor) has recognized liabilities for uncertain tax positions including interest and penalties of $100 million. In the event that these issues are resolved for amounts less than provided, there would be a favorable impact on the effective tax rate.
The increase in our uncertain tax position was largely due to US taxes following a recently identified interpretation of the US tax code that appears to be an unintended consequence of the US tax reform. We understand that the US Department of Treasury is aware of this issue and that it could potentially be remediated with additional guidance in the future. However, in the meanwhile, the Company is considering its approach for future filings which may result in a mitigation of a portion of the liability that has been recorded.  At this stage, no cash payment is expected as a result of this uncertain tax position.

Tax returns and open years

We are subject to taxation in various jurisdictions. Tax authorities in certain jurisdictions examine our tax returns and some have issued assessments. We are defending our tax positions in those jurisdictions.

The Brazilian tax authorities have issued a series of assessments with respect to our returns for certain years up to 2012 for an aggregate amount equivalent to $161 million including interest and penalties. The relevant group companies are robustly contesting these assessments including filing relevant appeals. An adverse outcome on these proposed assessments could result in a material adverse impact on our Consolidated Balance Sheets, Statements of Operations or Cash Flows. In order to continue the appeal against certain years, it will be necessary to post collateral with a financial institution in an amount totaling approximately $70 million, which is expected to be required in the second calendar quarter of 2019.

The Nigerian tax authorities have issued a series of claims and assessments both directly and lodged through the Chapter 11 process with respect to returns for subsidiaries for certain years up to 2016 for an aggregate amount equivalent to $171 million. The relevant group companies are robustly contesting these assessments including filing relevant appeals in Nigeria and it is also intended that one or more formal objections against these claims for distribution purposes will be filed in the US court. An adverse outcome on these proposed assessments could result in a material adverse impact on our Consolidated Balance Sheets, Statements of Operations or Cash Flows.

The following table summarizes the earliest tax years that remain subject to examination by other major taxable jurisdictions in which we operate.

Jurisdiction	Earliest Open Year
Angola	2015
Nigeria	2014
United States	2015
Norway	2015
Brazil	2008